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                                  EXHIBIT 4(d)
                                  ------------

        Amended Articles of Incorporation, as amended, of the Registrant
         (incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993, as filed with the Commission on April 23, 1993; see Exhibit 3 therein)